Exhibit 99.1

For immediate release	For More Information:
F. Scott Dueser, President, CEO & Chairman of First Financial Bankshares, Inc., 325.627.7155

FIRST FINANCIAL BANKSHARES TO ACQUIRE

COMMERCIAL BANCSHARES, INC., KINGWOOD, TEXAS

ABILENE, Texas, October 12, 2017 – First Financial Bankshares, Inc. (NASDAQ: FFIN) today announced that it has entered into a definitive agreement to acquire Commercial Bancshares, Inc. and its wholly-owned subsidiary, Commercial State Bank, Kingwood, Texas. Subject to the terms and conditions of the definitive agreement, First Financial Bankshares anticipates that the acquisition consideration will consist solely of First Financial Bankshares common stock totaling $59.4 million. In addition, prior to closing, Commercial Bancshares, Inc. expects to pay a special dividend of approximately $15.6 million to its shareholders, which may be increased or decreased in accordance with the terms of the definitive agreement. Pending regulatory and shareholder approval, the acquisition is expected to be finalized in the first quarter of 2018.

The acquisition of Commercial State Bank expands First Financial Bankshares’ growing Texas footprint into the cities of Kingwood, Fulshear, El Campo and Palacios, Texas, all located just outside the Houston metroplex.

“We are very excited about this opportunity to expand our footprint around Houston,” said F. Scott Dueser, Chairman, President and CEO of First Financial Bankshares. “Commercial State Bank is a well-managed bank that has experienced solid growth in assets and earnings and we believe it has excellent growth potential. We are most impressed with their management and board, who share our same values, philosophies and commitment to outstanding customer service.”

“This is a very strategic acquisition for our company to strengthen our footprint around Houston, where several large companies are moving. Once this acquisition is completed, we will have banking operations throughout Texas with 73 locations that span from Hereford in the Panhandle to Orange in southeast Texas. We welcome this opportunity to bring our expanded banking and wealth management services to this new market by adding Commercial State Bank to the financially strong and growing First Financial Bankshares family,” Dueser added.

As of September 30, 2017, Commercial State Bank had total assets of $366.8 million, total loans of $263.8 million and total deposits of $322.1 million.

“Joining with First Financial Bankshares will mean new and expanded products and services for our customers and greater opportunities for our employees while allowing us to maintain our focus on serving our communities and making banking decisions on a local basis,” said Harry J. Brooks, Chairman and CEO of Commercial Bancshares, Inc. “Our bank will continue to have the same friendly people and the same commitment to being involved in the community, but with the added resources of a highly respected, larger banking organization. We will soon be able to offer an expanded array of depository products, including state-of-the-art mobile banking and treasury management services, a larger lending capacity and trust services.”

About First Financial Bankshares

Headquartered in Abilene, Texas, First Financial Bankshares is a financial holding company that through its subsidiary, First Financial Bank, N.A., operates multiple banking regions with 69 locations in Texas including Abilene, Acton, Albany, Aledo, Alvarado, Beaumont, Boyd, Bridgeport, Brock, Burleson, Cisco, Cleburne, Clyde, Conroe, Cut and Shoot, Decatur, Eastland, Fort Worth, Glen Rose, Granbury, Grapevine, Hereford, Huntsville, Keller, Magnolia, Mauriceville, Merkel, Midlothian, Mineral Wells, Montgomery, Moran, New Waverly, Newton, Odessa, Orange, Port Arthur, Ranger, Rising Star, Roby, San Angelo, Southlake, Stephenville, Sweetwater, Tomball, Trent, Trophy Club, Vidor, Waxahachie, Weatherford, Willis, and Willow Park. The Company also operates First Financial Trust & Asset Management Company, N.A., with seven locations and First Technology Services, Inc., a technology operating company.

The Company is listed on The NASDAQ Global Select Market under the trading symbol FFIN. For more information about First Financial Bankshares, please visit our website at http://www.ffin.com.

Important Additional Information

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval.

In connection with the proposed transaction, First Financial Bankshares intends to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 to register the shares of First Financial Bankshares common stock to be issued to Commercial Bancshares, Inc. stockholders. The registration statement will include a proxy statement/prospectus, which will be sent to the stockholders of Commercial Bancshares, Inc. seeking their approval of the proposed transaction.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT FIRST FINANCIAL BANKSHARES, COMMERCIAL BANCSHARES, INC. AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of these documents, when filed, through the website maintained by the SEC at http://www.sec.gov. Documents filed with the SEC by First Financial Bankshares will be available free of charge by directing a request by telephone or mail to First Financial Bankshares, Inc., 400 Pine Street, Abilene, Texas 79601, Attn: Investor Relations. First Financial Bankshares’ telephone number is 325-627-7155 or on First Financial Bankshares’ website at www.ffin.com, under the tab “Investor Relations”.

First Financial Bankshares, Commercial Bancshares, Inc. and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Commercial Bancshares, Inc.’s shareholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of First Financial Bankshares is set forth in the proxy statement for First Financial Bankshares’s 2017 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 1, 2017. Free copies of this document may be obtained free of charge as described in the preceding paragraph. Additional information regarding the interests of these participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.

Forward Looking Statement

Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company’s management, as well as assumptions made beyond information currently available to the Company’s management, and may be, but not necessarily are, identified by such words as “expect”, “plan”, “anticipate”, “target”, “forecast” and “goal”. Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company’s reports filed with the Securities and Exchange Commission, which may be obtained under “Investor Relations-Documents/Filings” on the Company’s Web site or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.